UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

CALIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California	94954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 766-3000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2010, Calix, Inc. (the “Company”) publicly disseminated a press release announcing financial results for the second quarter ended June 26, 2010.

The foregoing description is qualified in its entirety by reference to the Company’s press release, dated July 22, 2010, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 20, 2010, the Board of Directors (the “Board”) of the Company accepted the resignation of Paul Ferris as a member of the Board effective as of July 20, 2010.

On July 22, 2010, the Company publicly disseminated a press release announcing the departure of Mr. Ferris, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

The disclosure under Item 2.01 is incorporated herein by reference.

On July 22, 2010, the Company publicly disseminated a press release announcing historical quarterly financial information for the quarters ended March 31, 2008 through June 26, 2010.

The foregoing description is qualified in its entirety by reference to the Company’s press release, dated July 22, 2010, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 22, 2010 announcing financial results and resignation of Paul Ferris as a director of the Company.

99.2	Press Release dated July 22, 2010 announcing historical quarterly financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010	CALIX, INC.

	By:	/s/ Kelyn Brannon-Ahn
Kelyn Brannon-Ahn
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 22, 2010 announcing financial results and resignation of Paul Ferris as a director of the Company.

99.2	Press Release dated July 22, 2010 announcing historical quarterly financial information.